FOURTH AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS FOURTH AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Amendment") is made and entered into as of this 11th day of June, 1997, by and between AMBASSADOR II, L.P., a Delaware limited partnership ("Purchaser") and CEDAR CREEK PARTNERS I LIMITED PARTNERSHIP, an Illinois limited partnership and CEDAR CREEK PARTNERS II LIMITED PARTNERSHIP, an Illinois limited partnership (together "Seller").

                             W I T N E S S E T H:

     WHEREAS, Seller and Purchaser (as successor-in-interest to Ambassador VIII, L.P. ("Ambassador VIII"), by means of that certain Assignment and Assumption Agreement dated May 20, 1997 (the "Assignment"), by and between Ambassador VIII and Purchaser) are parties to that certain Agreement of Sale, dated as of April 30, 1997, that certain First Amendment to Agreement of Sale, dated as of May 6, 1997, that certain Second Amendment to Agreement of Sale, dated as of May 13, 1997 and that certain Third Amendment to Agreement of Sale, dated as of June 4, 1997 (as amended, the "Agreement"), pursuant to which Purchaser has agreed to purchase and Seller has agreed to sell certain Property (as defined in the Agreement) legally described and depicted on Exhibit A attached to the Agreement;

     WHEREAS, Seller and Purchaser entered into that certain Escrow Agreement dated as of April 30, 1997 (the "Escrow Agreement") with respect to the transaction contemplated by the Agreement; and

     WHEREAS, Seller and Purchaser desire to amend the Agreement and the Escrow Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. All terms not otherwise defined herein shall have the meanings ascribed to each in the Agreement.

2. All references to the term "Closing Date" in the Agreement shall mean July 15, 1997, or any earlier date designated by Purchaser upon no less than five
(5) business days prior written notice to Seller; provided, however, that in the event that Purchaser designates a Closing Date prior to July 1, 1997, then Paragraphs 4, 5 and 6 of this Amendment shall be deleted and the references to the dates contained therein shall remain as originally stated in the Agreement and the Escrow Agreement, respectively.

3. Purchaser agrees to deposit $100,000.00 with the Escrow Agent as additional earnest money concurrently herewith. Such sum shall be included within the definition of Earnest Money for which Purchaser shall receive a credit at Closing. Moreover, Seller and Purchaser hereby direct Escrow Agent to immediately release $137,500.00 of the currently existing Earnest Money to
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Seller pursuant to wiring instructions to be provided by Seller.  After the release of such $137,500.00 and the deposit of the additional $100,000.00 by Purchaser, the total Earnest Money for this transaction will be $375,000.00 ($237,500.00 held by Escrow Agent and $137,500.00 released to Seller). Purchaser shall receive a credit at Closing for the entire Earnest Money and all interest thereon. Notwithstanding anything to the contrary contained in the Agreement, if Purchaser is entitled to a return of the Earnest Money, all of the Earnest Money (regardless of who holds it) will be paid to Purchaser.

4. All references to "July 31, 1997" in Paragraph 12.3 and Paragraph 16.4 of the Agreement and Paragraphs 7, 8 and 9 in the Escrow Agreement shall change to "September 1, 1997."

5. All references to "August 1, 1997" in Paragraph 7 of the Escrow Agreement shall change to "September 2, 1997."

6. All references to "August 11, 1997" in Paragraph 10 in the Escrow Agreement shall change to "September 12, 1997."

7. Except as amended hereby, the Agreement and the Escrow Agreement shall be and remain unchanged and in full force and effect in accordance with their terms.

8. This Amendment may be executed in counterparts each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument. To facilitate the execution of this Amendment, Seller and Purchaser may execute and exchange by telephone facsimile counterparts of the signature pages, with each facsimile being deemed an "original" for all purposes.

                         [EXECUTION PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                         PURCHASER:

                         AMBASSADOR II, L.P., a Delaware limited partnership

                              By:  Ambassador II, Inc., a Delaware corporation

                                   By:   /s/ Debra A. Cafaro
                                        -------------------------------------
                                   Name:     Debra A. Cafaro
                                        -------------------------------------
                                   Its:      President
                                        -------------------------------------

                         SELLER:

                         CEDAR CREEK PARTNERS I LIMITED PARTNERSHIP, an Illinois limited partnership

                         By:  Cedar Creek Partners - I, Inc.,
                              an Illinois corporation, its general partner

                              By:   /s/ Michael J. Becker
                                   -------------------------------------
                              Name:     Michael J. Becker
                                   -------------------------------------
                              Its:      Managing Director
                                   -------------------------------------

                         CEDAR CREEK PARTNERS II LIMITED PARTNERSHIP, an Illinois limited partnership

                         By:  Cedar Creek Partners - II, Inc.,
                              an Illinois corporation, its general partner

                              By:   /s/ Michael J. Becker
                                   -------------------------------------
                              Name:     Michael J. Becker
                                   -------------------------------------
                              Its:      Managing Director
                                   -------------------------------------

ACKNOWLEDGED AND ACCEPTED BY

ESCROW AGENT:

NEAR NORTH NATIONAL TITLE CORPORATION


By:
     --------------------------------
Its:  Authorized Agent
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